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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                                    -

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 5, 2002
                                                   ----------------------------
                         TRIANGLE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                        000-21589               56-1930728
------------------------------- -------------------------- --------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)          Identification No.)

     4 University Place, 4611 University Drive, Durham, North Carolina 27707
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (919) 493-5980
                                                    ---------------------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events and Regulation FD Disclosure.

         On August 5, 2002, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


         Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.   The following document is incorporated by reference
                           to this Report:

               99.1        Press release dated August 5, 2002.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Triangle Pharmaceuticals, Inc.
                                     ------------------------------------------
                                                (Registrant)

            August 6, 2002                   /s/ Chris A. Rallis
-------------------------------      ------------------------------------------
              Date                                  (Signature)
                                     Name:  Chris A. Rallis
                                     Title: President & Chief Operating Officer